SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2006
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Date of Report
(Date of Earliest Event Reported)

Delaware	000-13910	43-2109079
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(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Conversion Solutions Holdings Corp.
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(Exact Name of Registrant as Specified in its Charter)

500 Main Street, Suite A, Lake Dallas, TX 75065
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(Address of principal executive offices)

(940) 321-1074
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(Registrant’s telephone number, including area code)

125 Town Park Drive, Suite 300, Kennesaw, GA 30144
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(Former name and former address, if changed since last report)

Section 5 - Corporate Governance and Management

Item 5.01 - Change in Control of Registrant

On November 1, 2006 a special emergency meeting of the Company’s shareholders that represent 51+% of the eligible voting shares of the Company was held and determined that it is in the best interest of the Company’s shareholders that new directors be appointed to take control of the Company in lieu of the present board and management’s violation of certain provisions of the Merger Agreement including, but not limited to, Sections 2, Section 4, and Section 6 of the subject merger agreement. Specifically, the new Officers and Directors have caused the Company to be subjected to investigations by the Securities and Exchange Commission for filing erroneous financial statements thereby causing a halt in the trading of the Company Stock. They have published misleading and questionable press releases and other communications to shareholders and the general public and they have failed to file proper documents and amendments with the Delaware Secretary of State relative to the Company’s Articles of Incorporation..

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 1, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to replace the existing Board of Directors consisting of Rufus Paul Harris, Darryl Horton, Ben Stanley, Jerry Bivens and John Walsh and any other director or officer not properly appointed. Mr. Michael A. Alexander was appointed as the the sole Director with full authority to appoint other Directors as required in the restructuring of the Company..

On November 1, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to appoint Mr. Michael A. Alexander as Chief Executive Officer and President replacing Rufus Paul Harris who resigned as the Registrant’s Chief Executive Officer and President.

On November 1, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to appoint Randy Moseley as the Registrant’s Chief Financial Officer replacing Darryl Horton upon his resignation from the office.

On November 1, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to terminate all existing employment agreements and authorized the new board of directors to negotiate new employment agreements as necessary in the restructuring of the company.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

             99     Conversion Solutions Holdings Corp. News Release dated November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conversion Solutions Holdings Corp.
Dated: November 2, 2006

By:	/s/ Michael Alexander
Michael Alexander
Chief Executive Officer

Exhibit 99

Conversion Solutions Holdings Corp updates shareholders on current events

Lake Dallas, TX, November 2, 2006 -- Conversion Solutions Holdings Corp (OTC BB: CSHD), a Delaware Corporation announces the following current events have taken place.

Pursuant to the provisions of Delaware Business Corporation Act, as amended, the undersigned directors, being a majority of the shareholders of The Fronthaul Group, Inc./ Conversion Solutions Holdings, Inc., a Delaware corporation, (the “Company”), acting by written consent, hereby adopt the following corporation shareholder resolutions and hereby consent to the taking of the actions set forth therein.

       WHEREAS, shareholders owning a 51+% majority of the 159,000,000 outstanding shares of the Company as evidenced by the signatures to these shareholder minutes have determined it is in the best interest of the Company for a new set of directors be appointed to take control of the Company in lieu of the present board and managements violating certain provisions of the Merger Agreement including, but not exclusive of, Sections 2, 4 and 6, which have caused the Company to be subjected to investigations by the Securities and Exchange Commission for filing erroneous financial statements, publishing questionable press releases, the NASD’s halting of trading in the Company’s shares, and not filing proper documents and amendments with the Delaware Secretary of State.

       WHEREAS, Michael A. Alexander has offered to return to the Company as its Chairman of Board and Chief Executive Officer to oversee the restructuring and operations of the Company.

       WHEREAS, Randy Moseley has offered to return to the Company as its Chief Financial Officer to assist Mr. Alexander’s in the restructuring and manage the financial aspects of the Company.

       RESOLVED, that Michael A. Alexander be appointed as the Company’s sole director in replacement of Rufus Harris and Darryl Horton, the current directors of record with the Delaware Secretary of State and any other directors that might have been appointed and not reported to the Delaware Secretary of State.

       RESOLVED FURTHER, that Michael A. Alexander be appointed as the Company’s Chief Executive Officer and President the Company.

       RESOLVED FURTHER, that Randy Moseley become the Company’s Chief Financial Officer upon the resignation or termination of Darryl Horton.

       RESOLVED FURTHER, Michael Alexander and other management personnel appointed by Mr. Alexander as sole director be authorize to establish corporate bank relations and accounts for the Company.

       RESOLVED FURTHER, that Michael Alexander be authorized to establish the corporate offices for the Company in a location that he deems appropriate and accumulate and secure all the Company’s financial records at the selected location.

       RESOLVED FURTHER, that the Company file an amended Annual 10-KSB and the September 30, 2006 Quarterly 10-QSB with the Securities and Exchange Commission as soon as possible.

       RESOLVED FURTHER, that the Company terminate all existing employment agreements and authorizes the new board of directors to negotiate employment agreements with new management as deemed necessary.

       RESOLVED FURTHER, that Michael Alexander, as sole director, be authorized to cancel shares of common stock issued to the replaced board of directors and management as he deems equitable.

The execution of this Consent, which may be accomplished in counterparts, shall constitute a written waiver of any notice required by the Delaware Business Coporation Act or this corporation’s Articles of Incorporation and Bylaws.

Dated; November 2, 2006

“Based on current events, the major shareholders have approached me and asked me to return to the Company as the Chairman of the Board and Chief Executive Officer. I have chosen to resume this role as my shareholders best interest, have always been foremost in my mind. I personally feel this is the right move at this time. I ask every shareholder only read and except information which will come from me in this time of transition. We do not intend to change the business model or management at this time. I will be diligent in updating the shareholders during this process. I spoke directly with Rufus Paul Harris prior to the majority shareholder meeting and have his 100% support. I regret his hasty departure from the company, as I feel every person is innocent until proven guilty. I look forward to working with the SEC, Ben Stanley, and Sabra Dabbs in moving this company in the right direction and resolving current issues. Any questions please feel free to contact the company at (904) 321-1074, “says Michael Alexander Chairman/CEO Conversion Solutions Holdings Corp.

About Conversion Solutions Holdings Corp

CSHD is a diversified holdings corporation, which was formed to originate, fund and source funding for asset-based transactions in the private market. CSHD’s main service will be to acquire, fund and provide insurance to target companies in the currently underserved $15,000,000 to $100,000,000 asset finance market. Our funding will enable our businesses to compete more effectively, improve operations and increase value. CSHD is headquartered in Kennesaw, Georgia, a suburb of Atlanta.